Exhibit 99.2

Q1 2019 Earnings January 23, 2019

Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 28, 2018 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation.

Delivered revenue and EPS in line with guidance in a softening market environment Sales of $3.35B, flat Y/Y on a reported basis and up 2% organically Transportation flat organically with Auto outperforming declining production, reflecting global content growth Industrial grew 5% organically driven by AD&M and Medical Communications grew 5% organically with strong growth in Data and Devices Adjusted EPS of $1.29, at the high end of guidance Adjusted operating margins of 16.9% Adjusted EPS of $1.29, down 9% Y/Y with headwinds from tax and currency exchange rates Free Cash Flow of $69M, in line with expectations, with $645M returned to shareholders Full year guidance updated to reflect end market weakness primarily in China FY19 Guidance reflecting flat organic sales Y/Y Q1 orders down 4% organically Y/Y with Book to Bill of 0.99 Revenue of $13.65B which includes ~$375M headwind Y/Y from foreign currency exchange rates Adjusted EPS of $5.45, which includes a $0.25 headwind Y/Y from currency and tax impacts Accelerating cost reduction and footprint consolidation plans to help mitigate lower sales Q1 Highlights 3 Organic Net Sales Growth, Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Reported FY18 FY18 FY19 Q1 Y/Y Growth Q1 Q4 Q1 Reported Organic Transportation 2,129 2,033 1,916 (10)% (8)% Industrial 942 980 1,001 6% 6% Communications 454 452 403 (11)% (10)% Total TE 3,525 3,465 3,320 (6)% (4)% Book to Bill 1.06 0.99 0.99 Segment Orders Summary ($ in millions) 4 Q1 orders decline driven primarily by weakness in China, partially offset by strength in North America Transportation declines in Automotive and Commercial Transportation, partially offset by orders growth in Sensors Industrial orders growing as expected driven by Aerospace, Defense and Oil & Gas Communications impacted by Asia weakness in both Data and Devices and Appliances Y/Y and sequential declines in orders driven by weakness in China

Y/Y Growth Rates Reported Organic Automotive $1,469 (3)% (1)% Commercial Transportation 297 (1)% 2% Sensors 220 2% 4% Transportation Solutions $1,986 (2)% 0% $ in Millions Q1 Sales Q1 Business Performance Reported Down 2% Organic Flat Y/Y Growth Rates Reported Organic Orders $1,916 (10)% (8)% Q1 Adjusted Operating Margin Transportation Solutions 5 Adjusted EBITDA Margin 25.9% 23.4% Automotive sales decline of 1% organically versus global auto production declines of 7%; market outperformance in each region driven by content growth Commercial Transportation organic growth of 2% vs market declines of 7%, reflecting content and share gains Sensors organic growth driven by industrial related applications Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Adjusted Operating Margin flat sequentially as expected $2,032 $1,986 Q1 2018 Q1 2019 21.0% 17.9% Q1 2018 Q1 2019

Y/Y Growth Rates Reported Organic Aerospace, Defense and Marine $285 12% 13% Industrial Equipment 483 3% (1)% Energy 160 2% 6% Industrial Solutions $928 5% 5% $ in Millions Q1 Sales AD&M double digit organic growth across Commercial Aerospace, Defense, and Oil & Gas Industrial Equipment down slightly organically, with growth in medical applications more than offset by weakness in factory automation applications Energy organic growth driven by North America Q1 Business Performance Reported Up 5% Organic Up 5% Q1 Adjusted Operating Margin Industrial Solutions 6 Y/Y Growth Rates Reported Organic Orders $1,001 6% 6% Adjusted Operating Margin expansion of 60 basis points driven primarily by operating leverage Adjusted EBITDA Margin 19.0% 19.7% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations. $882 $928 Q1 2018 Q1 2019 14.3% 14.9% Q1 2018 Q1 2019

Y/Y Growth Rates Reported Organic Data & Devices $257 8% 9% Appliances 176 (4)% (2)% Communications Solutions $433 3% 5% $ in Millions Q1 Sales Data & Devices organic growth driven by high speed connectivity in the data center Appliances impacted by softness in the Asia market, partially offset by growth in North America Q1 Business Performance Reported Up 3% Organic Up 5% Y/Y Growth Rates Reported Organic Orders $403 (11)% (10)% Q1 Adjusted Operating Margin Adjusted Operating Margin in line with expectations 7 Communications Solutions Adjusted EBITDA Margin 22.3% 19.4% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations. 17.8% 16.4% Q1 2018 Q1 2019 $422 $433 Q1 2018 Q1 2019

*Represents Diluted Earnings (Loss) Per Share from Continuing Operations ** Q1 FY18 includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act and a $61 million income tax benefit related to certain legal entity restructurings Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. ($ in Millions, except per share amounts) Q1 FY18 Q1 FY19 Net Sales $ 3,336 $ 3,347 Operating Income $ 586 $ 484 Operating Margin 17.6% 14.5% Acquisition Related Charges 7 6 Restructuring & Other Charges, net 34 75 Adjusted Operating Income $ 627 $ 565 Adjusted Operating Margin 18.8% 16.9% Earnings (Loss) Per Share* $ (0.09) $ 1.11 Acquisition Related Charges 0.01 0.01 Restructuring & Other Charges, net 0.07 0.16 Tax Items** 1.42 - Adjusted EPS $ 1.42 $ 1.29 Q1 Financial Summary 8

$ in Millions Sales Adjusted EPS Adjusted Operating Margin Organic Net Sales Growth, Free Cash Flow, Adjusted Operating Margin and Adjusted Earnings Per Share are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Q1 Financial Performance 9 Free Cash Flow Q1 FY19 Sales up 2% organically Y/Y Q1 FY19 FX headwind of $73M Y/Y 18.8% 17.0% 16.9% Q1 2018 Q4 2018 Q1 2019 $3,336 $3,509 $3,347 Q1 2018 Q4 2018 Q1 2019 $64 $670 $69 Q1 2018 Q4 2018 Q1 2019 $1.42 $1.35 $1.29 Q1 2018 Q4 2018 Q1 2019

Guidance* Transportation Solutions Industrial Solutions Communications Solutions TE Connectivity Highlights Sales $3.3B to $3.4B Adjusted EPS $1.25 to $1.29 Sales down 6% reported and 2% organic Y/Y Adjusted EPS down 11% Y/Y at the midpoint FX headwind impacting sales by $155M Y/Y and Adjusted EPS by $0.05 Y/Y Down High Single Digits Down Low Single Digits Organic Down High Single Digits Down Mid Single Digits Organic Flat Up Low Single Digits Organic Q2 Outlook 10 Automotive expected to be down mid single digits organically Y/Y on 9% decline in global production, primarily driven by China. Expect growth in Sensors Industrial Solutions organic growth driven by AD&M and medical applications, offset by softness in factory automation applications Communications Solutions organic decline driven by Asia * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Net Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Y/Y declines driven by market weakness in China

FY19 Outlook

	Guidance*	Highlights
Transportation Solutions	Down Low Single Digits Flat Organic	• Content growth enables market outperformance, with flat Auto organic growth on 4-5% decline in global auto production. Expect continued growth in Sensors
Industrial Solutions	Up Low Single Digits Up Low Single Digits Organic	• Industrial Solutions growth driven by AD&M and medical applications
Communications Solutions	Down Mid Single Digits Down Low Single Digits Organic	• Communications decline driven by Asia markets in Data & Devices and Appliances

TE Connectivity	Sales of $13.45B to $13.85B
	Adjusted EPS of $5.35 to $5.55
		• Sales down 2% reported and flat organic Y/Y
		• Adjusted EPS up low-single digits excluding headwinds from:
		  • FX impacting Sales by ~$375M and Adjusted EPS by $0.16
		  • Tax impacting Adjusted EPS by $0.09

Demonstrating resiliency in weaker markets

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Net Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

11

Additional Information 12

Y/Y Q1 2019 13 Sales (in millions) Adjusted EPS Q1 2018 Results $3,336 $1.42 Operational Performance 84 (0.02) Non-operational Items - (0.06) FX Impact (73) (0.03) Tax Rate Impact - (0.02) Q1 2019 Results $3,347 $1.29 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y Q2 2019 14 Sales (in millions) Adjusted EPS Q2 2018 Results $3,562 $1.42 Operational Performance (57) (0.11) FX Impact (155) (0.05) Tax Rate Impact - 0.01 Q2 2019 Guidance $3,350 $1.27 Guidance Range: Sales of $3.3B - $3.4B Adjusted EPS of $1.25 – $1.29 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y FY 2019 15 Sales (in millions) Adjusted EPS 2018 Results $13,988 $5.61 Operational Performance 37 0.09 FX Impact (375) (0.16) Tax Rate Impact - (0.09) 2019 Guidance $13,650 $5.45 Guidance Range Sales of $13.45B - $13.85B Adjusted EPS of $5.35 - $5.55 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

($ in Millions) Q1 2018 Q1 2019 Beginning Cash Balance $1,218 $848 Free Cash Flow 64 69 Dividends (141) (150) Share repurchases (167) (519) Proceeds from sale of discontinued operation, net - 288 Net decrease in debt (348) (28) Other 78 (3) Ending Cash Balance $704 $505 Total Debt $4,005 $3,967 ($ in Millions) Q1 2018 Q1 2019 Cash from Continuing Operations $283 $328 Capital expenditures, net Cash (collected) paid pursuant to collateral requirements related to cross currency swaps (237) 18 (209) (50) Free Cash Flow $64 $69 A/R $2,274 $2,380 Days Sales Outstanding* 61 64 Inventory $1,810 $1,986 Days on Hand* 75 80 Accounts Payable $1,519 $1,538 Days Outstanding* 63 62 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q1 Balance Sheet & Cash Flow Summary 16

Appendix 17

18 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any. Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

19 Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non-GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner. Non-GAAP Financial Measures (cont.)

20 Segment Summary Net Sales Net Sales Transportation Solutions 1,986 $ 2,032 $ Industrial Solutions 928 882 Communications Solutions 433 422 Total 3,347 $ 3,336 $ Operating Operating Operating Operating Income Margin Income Margin Transportation Solutions 332 $ 16.7% 417 $ 20.5% Industrial Solutions 100 10.8 102 11.6 Communications Solutions 52 12.0 67 15.9 Total 484 $ 14.5% 586 $ 17.6% Adjusted Adjusted Adjusted Adjusted Operating Operating Operating Operating Income (1) Margin (1) Income (1) Margin (1) Transportation Solutions 356 $ 17.9% 426 $ 21.0% Industrial Solutions 138 14.9 126 14.3 Communications Solutions 71 16.4 75 17.8 Total 565 $ 16.9% 627 $ 18.8% ($ in millions) (1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures. For the Quarters Ended December 28, December 29, 2018 2017

Reconciliation of Net Sales Growth – Q1 19 vs. Q1 18

	Change in Net Sales for the Quarter Ended December 28, 2018 versus Net Sales for the Quarter Ended December 29, 2017					
	Net Sales Growth		Organic Net Sales Growth [1]		Translation [2]	Acquisition
			($ in millions)			
Transportation Solutions [3]:						
Automotive	$ (48)	(3.2)%	$ (9)	(0.6)%	$ (39)	$ -
Commercial transportation	(3)	(1.0)	5	1.7	(8)	-
Sensors	5	2.3	8	3.8	(3)	-
Total	(46)	(2.3)	4	0.2	(50)	-
Industrial Solutions [3]:						
Industrial equipment	12	2.5	(2)	(0.5)	(7)	21
Aerospace, defense, oil, and gas	31	12.2	33	12.7	(2)	-
Energy	3	1.9	9	5.8	(6)	-
Total	46	5.2	40	4.5	(15)	21
Communications Solutions [3]:						
Data and devices	19	8.0	22	9.3	(3)	-
Appliances	(8)	(4.3)	(3)	(1.7)	(5)	-
Total	11	2.6	19	4.6	(8)	-
Total	$ 11	0.3%	$ 63	1.9%	$ (73)	$ 21

[1] Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

21

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 28, 2018 22 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 332 $ 3 $ 21 $ 356 $ Industrial Solutions 100 3 35 138 Communications Solutions 52 - 19 71 Total 484 $ 6 $ 75 $ 565 $ Operating Margin 14.5% 16.9% Other Expense, Net (1) $ - $ - $ (1) $ Income Tax Expense (78) $ (1) $ (19) $ (98) $ Effective Tax Rate 16.9% 18.1% Income from Continuing Operations 383 $ 5 $ 56 $ 444 $ Diluted Earnings per Share from Continuing Operations 1.11 $ 0.01 $ 0.16 $ 1.29 $ (2) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 29, 2017 23 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 417 $ 5 $ 4 $ - $ 426 $ Industrial Solutions 102 2 22 - 126 Communications Solutions 67 - 8 - 75 Total 586 $ 7 $ 34 $ - $ 627 $ Operating Margin 17.6% 18.8% Other Income, Net 2 $ - $ - $ (1) $ 1 $ Income Tax Expense (599) $ (2) $ (8) $ 506 $ (103) $ Effective Tax Rate 105.8% 17.0% Income (Loss) from Continuing Operations (33) $ 5 $ 26 $ 505 $ 503 $ Diluted Earnings (Loss) per Share from Continuing Operations (4) (0.09) $ 0.01 $ 0.07 $ 1.42 $ 1.42 $ (4) U.S. GAAP diluted shares excludes 3 million of nonvested restricted share awards and nonvested options as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act and a $61 million income tax benefit related to certain legal entity restructurings. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 28, 2018 24 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 341 $ 3 $ 20 $ - $ 364 $ Industrial Solutions 146 2 4 - 152 Communications Solutions 83 - (2) - 81 Total 570 $ 5 $ 22 $ - $ 597 $ Operating Margin 16.2% 17.0% Other Expense, Net (1) $ - $ - $ - $ (1) $ Income Tax (Expense) Benefit 1,128 $ (1) $ (4) $ (1,222) $ (99) $ Effective Tax Rate (206.6)% 17.3% Income from Continuing Operations 1,674 $ 4 $ 18 $ (1,222) $ 474 $ Diluted Earnings per Share from Continuing Operations 4.78 $ 0.01 $ 0.05 $ (3.49) $ 1.35 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes a $1,222 million net income tax benefit associated with the tax impacts of certain intercompany transactions including an increase to the valuation allowance. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 30, 2018 25 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1) (Credits), Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 427 $ 2 $ (2) $ 427 $ Industrial Solutions 125 3 7 135 Communications Solutions 69 - 1 70 Total 621 $ 5 $ 6 $ 632 $ Operating Margin 17.4% 17.7% Other Income, Net 1 $ - $ - $ 1 $ Income Tax Expense (108) $ - $ 1 $ (107) $ Effective Tax Rate 18.1% 17.6% Income from Continuing Operations 490 $ 5 $ 7 $ 502 $ Diluted Earnings per Share from Continuing Operations 1.38 $ 0.01 $ 0.02 $ 1.42 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 28, 2018 26 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 1,578 $ 12 $ 33 $ - $ 1,623 $ Industrial Solutions 465 10 80 - 555 Communications Solutions 288 - 13 - 301 Total 2,331 $ 22 $ 126 $ - $ 2,479 $ Operating Margin 16.7% 17.7% Other Income, Net 1 $ - $ - $ (1) $ - $ Income Tax (Expense) Benefit 344 $ (5) $ (31) $ (716) $ (408) $ Effective Tax Rate (15.4)% 17.1% Income from Continuing Operations 2,584 $ 17 $ 95 $ (717) $ 1,979 $ Diluted Earnings per Share from Continuing Operations 7.32 $ 0.05 $ 0.27 $ (2.03) $ 5.61 $ (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Adjustments (2) Includes a $1,283 million net income tax benefit associated with the tax impacts of certain intercompany transactions and legal entity restructurings including an increase to the valuation allowance. Also includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act.

Reconciliation of Free Cash Flow 27 December 28, December 29, September 28, 2018 2017 2018 Net cash provided by operating activities: Net cash provided by continuing operating activities 328 $ 283 $ 922 $ Net cash provided by (used in) discontinued operating activities (31) 67 2 297 350 924 Net cash provided by (used in) investing activities 80 (241) (419) Net cash used in financing activities (719) (634) (420) Effect of currency translation on cash (1) 11 (7) Net increase (decrease) in cash, cash equivalents, and restricted cash (343) $ (514) $ 78 $ Net cash provided by continuing operating activities 328 $ 283 $ 922 $ Excluding: Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts (50) 18 6 Capital expenditures, net (209) (237) (258) Free cash flow (1) 69 $ 64 $ 670 $ (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Quarters Ended (in millions)

Reconciliation of Adjusted EBITDA Margin

	For the Quarters Ended	
	December 28, 2018	December 29, 2017
	($ in millions)	
Net Income (Loss)	$ 276	$ (40)
Loss from discontinued operations	107	7
Income tax expense	78	599
Other (income) expense, net	1	(2)
Interest expense	27	26
Interest income	(5)	(4)
Operating Income	484	586
Acquisition related charges	6	7
Restructuring and other charges, net	75	34
Adjusted Operating Income [(1)]	565	627
Depreciation and amortization [(2)]	167	161
Adjusted EBITDA [(1)]	$ 732	$ 788
Net Sales	$ 3,347	$ 3,336
Net income (loss) as a percentage of net sales	8.2%	(1.2)%
Adjusted EBITDA margin [(1)]	21.9%	23.6%

	For the Quarters Ended							
	December 28, 2018				December 29, 2017			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating Income	$ 332	$ 100	$ 52	$ 484	$ 417	$ 102	$ 67	$ 586
Acquisition related charges	3	3	-	6	5	2	-	7
Restructuring and other charges, net	21	35	19	75	4	22	8	34
Adjusted Operating Income [(1)]	356	138	71	565	426	126	75	627
Depreciation and amortization [(2)]	109	45	13	167	100	42	19	161
Adjusted EBITDA [(1)]	$ 465	$ 183	$ 84	$ 732	$ 526	$ 168	$ 94	$ 788
Net Sales	$ 1,986	$ 928	$ 433	$ 3,347	$ 2,032	$ 882	$ 422	$ 3,336
Operating margin	16.7%	10.8%	12.0%	14.5%	20.5%	11.6%	15.9%	17.6%
Adjusted operating margin [(1)]	17.9%	14.9%	16.4%	16.9%	21.0%	14.3%	17.8%	18.8%
Adjusted EBITDA margin [(1)]	23.4%	19.7%	19.4%	21.9%	25.9%	19.0%	22.3%	23.6%

[(1)] See description of non-GAAP financial measures.

[(2)] Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $1 million for the quarters ended December 28, 2018 and December 29, 2017, as these charges are included in the acquisition related charges line.

28

Adjusted Return on Invested Capital (ROIC)

	As of or for the Quarters Ended							
	December 28, 2018	September 28, 2018	June 29, 2018	March 30, 2018	December 29, 2017	September 29, 2017	June 30, 2017	March 31, 2017
	($ in millions)							
Operating income	$ 484	$ 570	$ 554	$ 621	$ 586	$ 491	$ 486	$ 435
Acquisition related charges	6	5	5	5	7	1	4	3
Restructuring and other charges, net	75	22	64	6	34	22	20	59
Adjusted Operating Income (1)	$ 565	$ 597	$ 623	$ 632	$ 627	$ 514	$ 510	$ 497
Amortization expense	$ 45	$ 45	$ 45	$ 45	$ 45	$ 43	$ 43	$ 41
Adjustment (2)	(1)	-	(1)	(2)	(1)	-	(3)	(1)
Adjusted amortization expense	$ 44	$ 45	$ 44	$ 43	$ 44	$ 43	$ 40	$ 40
Adjusted operating income plus adjusted amortization expense	$ 609	$ 642	$ 667	$ 675	$ 671	$ 557	$ 550	$ 537
Income from continuing operations before income taxes	$ 461	$ 546	$ 530	$ 598	$ 566	$ 451	$ 445	$ 396
Acquisition related charges	6	5	5	5	7	1	4	3
Restructuring and other charges, net	75	22	64	6	34	22	20	59
Tax items	-	-	-	-	(1)	-	7	-
Adjusted income from continuing operations before income taxes	$ 542	$ 573	$ 599	$ 609	$ 606	$ 474	$ 476	$ 458
Income taxes paid, net of refunds	$ 75	$ 76	$ 109	$ 126	$ 82	$ 67	$ 79	$ 81
Refunds for tax deficiencies related to pre-separation tax matters	-	-	-	-	-	-	15	3
Adjusted income taxes paid, net of refunds	$ 75	$ 76	$ 109	$ 126	$ 82	$ 67	$ 94	$ 84
Adjusted cash tax rate	13.8%	13.3%	18.2%	20.7%	13.5%	14.1%	19.7%	18.3%
Adjusted net operating profit after taxes	$ 525	$ 557	$ 546	$ 535	$ 580	$ 478	$ 441	$ 439
Trailing four quarter adjusted net operating profit after taxes	$ 2,163				$ 1,938			
Total debt	$ 3,967	$ 4,000	$ 4,008	$ 4,010	$ 4,005	$ 4,344	$ 3,991	$ 3,952
Total shareholders' equity	10,236	10,831	9,492	9,480	9,631	9,751	9,141	8,753
Invested capital	$ 14,203	$ 14,831	$ 13,500	$ 13,490	$ 13,636	$ 14,095	$ 13,132	$ 12,705
Trailing four quarter average invested capital	$ 14,006				$ 13,392			
Adjusted ROIC (1)	15.4%				14.5%			

(1) See description of non-GAAP financial measures.

(2) Adjustment for non-cash amortization associated with fair value adjustments related to acquired customer order backlog as these charges are included in the acquisition related charges line.

29

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 30 Outlook for Quarter Ending March 29, Outlook for 2019 (1) Fiscal 2019 (1) Diluted earnings per share from continuing operations (GAAP) $1.13 - $1.17 $4.94 - $5.14 Restructuring and other charges, net 0.10 0.33 Acquisition related charges 0.02 0.08 Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.25 - $1.29 $5.35 - $5.55 Net sales growth (GAAP) (7)% - (5)% (4)% - (1)% Translation 5 3 (Acquisitions) divestitures, net (1) (1) Organic net sales growth (non-GAAP) (2) (3)% - (1)% (2)% - 1% Effective tax rate (GAAP) 18.0% Effective tax rate adjustments (3) 0.5 Adjusted effective tax rate (non-GAAP) (2) 18.5% (3) Includes adjustments for special tax items and the tax effect of acquisition related charges and restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of January 23, 2019 (2) See description of non-GAAP financial measures.